CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,   Stephen  G.  Bondi,   President  of  BTOP50   Managed   Futures  Fund  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2007                    /s/ Stephen G. Bondi
     -------------------------------   -----------------------------------------
                                        Stephen G. Bondi, President
                                        (principal executive officer)


I, Jarod Riley, Vice President, Treasurer and CFO of BTOP50 Managed Futures Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2007                     /s/ Jarod Riley
     -------------------------------      --------------------------------------
                                          Jarod Riley, Vice President,
                                          Treasurer and CFO
                                          (principal financial officer)